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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                      January 26, 2001 (December 29, 2000)

                        AMERICAN COIN MERCHANDISING, INC.
             (Exact name of registrant as specified in its charter)

                                     0-26580
                            (Commission File Number)

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
                  DELAWARE                                                            84-1093721
(State or other jurisdiction of incorporation)                          (I.R.S. Employer Identification No.)
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                  5660 CENTRAL AVENUE, BOULDER, COLORADO 80301
              (Address of principal executive offices and Zip Code)

                                 (303) 444-2559
               Registrant's telephone number, including area code



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ITEM 5. OTHER EVENTS.

On December 29, 2000, American Coin Merchandising, Inc. (the "Company") announced that it entered into a $55 million multi-year credit agreement (the "Agreement") with General Electric Capital Corporation ("GE Capital") and Comerica Bank ("Comerica"). The Agreement includes a $45 million term loan and a $10 million revolving credit facility, and replaces the Company's previous credit agreement with Wells Fargo Bank. A copy of the Agreement is attached hereto as an exhibit. Also attached hereto as an exhibit is a copy of the Company's press release announcing the Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

         99.1 Credit Agreement, dated December 29, 2000, between and among the Company, GE Capital and Comerica.

         99.2 Company press release, dated December 29, 2000, announcing the Agreement.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated January 26, 2001


                                           AMERICAN COIN MERCHANDISING, INC.

                                      By:  /s/ Randall J. Fagundo
                                           -------------------------------------
                                           Randall J. Fagundo

                                      Its: President and Chief Executive Officer



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                                INDEX TO EXHIBITS


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EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1 Credit Agreement, dated December 29, 2000, between and among the Company, GE Capital and Comerica.

99.2 Company press release, dated December 29, 2000, announcing the Agreement.
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